SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 17, 2006

CAPITOL FEDERAL FINANCIAL

(Exact name of Registrant as specified in its Charter)

United States (State or other jurisdiction of incorporation)	000-25391 (Commission File Number)	48-1212142 (IRS Employer Identification Number)

700 Kansas Avenue   Topeka, Kansas 66603

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(785) 235-1341

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

      The Registrant's press release dated February 17, 2006 announcing that it will participate as a presenter in America's Community Bankers Community Bank Investment Conference in San Francisco, CA is attached hereto as Exhibit 99.1(a), and is incorporated herein by reference. Additional information supplied includes Exhibit 99.1(b), CFFN America's Community Bankers Community Bank Investment Conference slide presentation.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1(a) - Press Release dated February 17, 2006.

Exhibit 99.1(b) - CFFN America's Community Bankers Community Bank Investment Conference Slide Presentation.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: February 17, 2006	By:	/s/ Kent G. Townsend Kent G. Townsend, Executive Vice President and Chief Financial Officer

End.